UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09090

AMERISTOCK MUTUAL FUND, INC.

(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip code)

Nicholas D. Gerber

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AMERISTOCK

ANNUAL REPORT

June 30, 2012 | AMERISTOCK MUTUAL FUND, INC.

*

The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

AVERAGE ANNUAL TOTAL RETURNS
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Ameristock Mutual Fund	6.45%	1.66%	13.03%	-0.84%	3.00%	5.79%	8.60%
S&P 500® Index	9.49%	5.45%	16.40%	0.22%	5.33%	4.77%	7.35%
S&P 500® Value Index	8.925%	3.00%	15.32%	-2.68%	4.80%	4.57%	6.86%
Dow Industrials	6.83%	6.63%	18.25%	2.00%	6.02%	5.85%	8.68%

Returns are for period ending June 30, 2012 and reflect reinvestment of all dividends and capital gains distributions. The six-month returns have not been annualized, while the other figures are average annual returns. The Fund inception date is August 31, 1995. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the fiscal year ended June 30, 2012 the expense ratio of the Fund was 0.92%.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The S&P 500 Value Index is a market value weighted index of stocks in the S&P 500, which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs.

The Ameristock Mutual Fund (“Ameristock” or the “Fund”) was up 6.45% for the first six months of the calendar year trailing the S&P 500 which was up 9.49%. For the last twelve months (our fiscal year end) the Fund was up 1.66% and trailed the S&P 500 by about 3% as the S&P 500 was up 5.45% over the same time period.

When deciphering the cause for Ameristock trailing the broader market over the last 6 and 12 months, one reason clearly stood out - We did not invest in Apple Computer stock. Over the past 12 and 6 months, Apple’s stock has gone up about 44% and 73%, respectively, making it the largest company in the USA by market capitalization. This matters because the S&P 500, the index with which investors compare our Fund is based on market capitalization: The larger the company, the more weight it has in the Index and thus more impact it has on the Index. Apple’s weight in the S&P 500 is now 4.4% so if its stock goes up 10% it moves the index up by 0.44%. This means that Apple’s move over the last 6 and 12 months represented about 50% and 100% of our relative underperformance during that respective time.

“So own Apple you silly”, you may say. We could. It is a large-cap, domestic company that appears to be selling at attractive valuation levels. Apple is well managed and has great products most people know and/or use. It is a company that has been around awhile and will continue to be around awhile. These are important criteria Ameristock uses when evaluating potential new stocks to add to the portfolio. What prevents us from buying Apple is twofold: one, it is already the largest company (by market cap) in the USA so becoming even larger is difficult; and two, its product line is narrow and has relatively short life spans. What if the iPad3 is a dud? In other words, Apple has too much product concentration risk for our dull little fund.

2	Annual Report June 30, 2012

We do believe that the growth in technology will continue and we are taking advantage of the next phase of computing platform changes (from Mainframe to Minis to PCs to tablets and phones) by owning firms like Oracle, Cisco, Microsoft, Nvidia, HP and Dell. In aggregate, the Technology sector is the largest holding at 29% of the portfolio. The second largest sector holding is Financials with a 23% weight. In general both Technology and Financial sectors have hurt our relative performance slightly over the last 6 and 12 months.

The companies that added the most to our return were The TJX Companies which own retailers T.J. Maxx, Marshalls and HomeGoods up 33.75% and 65.46% for the last 6 and 12 months, respectively, and Sempra Energy up 25.59% and 33.05% for the last 6 and 12 months, respectively. The reason these two firms ranked the highest and were the largest contributors to the Fund’s return is that the domestic economy has slowly improved over the time period (believe it or not) which has allowed people to gradually spend again and to an extent, purchase non-discretionary items. In other words, people are buying nicer dresses, but nothing fancy yet, which has helped The TJX Companies. In addition, the continued low interest rate environment has people looking practically anywhere for yield helped push up stocks like Sempra Energy which still has a nice current dividend yield of 3.5%.

We still believe that the economic trend is up which should help our two largest sectors of Technology and Financials. Already we are seeing Google’s Android operating system for smart phones and tablets overtake Apple’s market share. We own two firms that directly benefit from this change, Nvidia and Corning, which make the chips and glass screens for Android phones. In addition, anecdotal evidence of regional firming of real estate prices combined with continued low interest rates should help banks.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.

Our number is (800) 394-5064 or locally (303) 623-2577.

Nicholas D. Gerber (July 3, 2012)	Andy Ngim

The statements and opinions expressed in the report are those of the author. Any discussion of investments and investment strategies represents the Fund’s investments and portfolio managers’ views as of the date of this writing, and are subject to change without notice. The Fund’s primary objective is total return through capital appreciation and current income by investing primarily in equity securities.

Stocks have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Value securities may not increase in price as anticipated or may decline further in value. Past performance does not guarantee future results.

S&P 500 is a Registered Trademark of Standard & Poor’s Financial Services, LLC, a subsidiary of McGraw-Hill Companies, Inc.

1-800-394-5064 ¢ www.ameristock.com	3

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE AMERISTOCK MUTUAL FUND (AMSTX) AND THE S&P 500® INDEX (Unaudited)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

CALENDAR YEAR RETURNS

Calendar Year Returns	AMSTX	S&P 500® Index	Difference	Calendar Year Returns	AMSTX	S&P 500® Index	Difference
2011	3.49%	2.11%	1.38%	2003	21.27%	28.67%	-7.40%
2010	7.37%	15.06%	-7.69%	2002	-16.00%	-22.09%	6.09%
2009	29.71%	26.46%	3.25%	2001	1.25%	-11.89%	13.14%
2008	-34.19%	-37.00%	2.81%	2000	20.70%	-9.10%	29.80%
2007	0.54%	5.49%	-4.95%	1999	2.72%	21.04%	-18.32%
2006	17.94%	15.79%	2.15%	1998	31.98%	28.58%	3.40%
2005	-2.88%	4.91%	-7.79%	1997	32.86%	33.36%	-0.50%
2004	5.52%	10.88%	-5.36%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the Fund’s fiscal year ended June 30, 2012, the expense ratio of the Fund was 0.92%.

4	Annual Report June 30, 2012

INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2012 (Unaudited)

TOP 10 EQUITY HOLDINGS* AS OF JUNE 30, 2012
Company	% of Net Assets
General Electric Co.	3.51%
International Business Machines Corp.	3.36%
Sempra Energy	3.31%
ACE Ltd.	3.30%
PNC Financial Services Group Inc.	3.21%
Time Warner Inc.	3.21%
Colgate-Palmolive Co.	3.21%
Microsoft Corp.	3.18%
State Street Corp.	3.18%
Exxon Mobil Corp.	3.16%

Top Ten Holdings	32.63%
Total Number of Holdings	33
* Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

1-800-394-5064 ¢ www.ameristock.com	5

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2012 and held until June 30, 2012.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period 1/1/12 to 6/30/12(a)
Actual Fund Return	$1,000.00	$1,064.50	$4.72
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.29	$4.62

(a)

Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.92% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year (182) divided by 366 days in the current year (to reflect the half year period).

6	Annual Report June 30, 2012

Page Intentionally Left Blank

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Name, Address, and Age [1]	Positions(s) Held with the Fund	Term of Office and Length of Time Served [2]
INDEPENDENT DIRECTORS Alev Efendioglu, PhD. (69)	Director	Since 1995

Stephen J. Marsh (59)	Director	Since 1995

Steven A. Wood (63)	Director	Since 2005

INTERESTED DIRECTORS Nicholas D. Gerber (49)[5]	Chairman of the Board, President and Treasurer	Since 1995

Andrew F. Ngim (52)[5]	Director	Since 1995

OFFICERS Howard Mah (48)	Secretary; Chief Compliance Officer	Secretary since 1995; Chief Compliance Officer since 2004

Kim Storms (40)	Assistant Secretary	Since 2005

Heather C. Harker (42)	Chief Legal Officer	Since 2010

[1]	Each director may be contacted by writing to the director, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.
[2]	Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.
[3]

A fund complex is defined to include registered investment companies with a common investment advisor or an advisor which is an affiliated person. As of the date of these financial statements, the Fund is the only investment company in the fund complex.

8	Annual Report June 30, 2012

Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Interested Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-394-5064.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director [3]	Other Directorships Held by Director [4]
Emeritus Professor of Management and Strategy, School of Management,	1	0
University of San Francisco (1977-Present).

Vice President, Tamalpais Advisors, Inc. (municipal advisor) (2002-Present),	1	0
President, Bridgeway Cellars, Inc. (winery) (2003-2011).

President and Chief Economist, Insight Economics, LLC (economic consulting firm) (2003-Present); Chief Economist, Money Management Group (hedge fund) (2003-Present); Lecturer, University of California, Berkeley, Department of Economics (2006-Present) and Haas School of Business (1993-Present).	1	0

Director, Chief Executive Officer and Portfolio Manager, the Adviser (1995-Present); Chief Legal Officer of the Fund (2003-2010); President and Director, Wainwright Holdings, Inc. (2004-Present); Chief Investment Officer and Director, Lyons Gate Reinsurance Company Ltd. (2004-2009); President, Chief Executive Officer, Chairman and Management Director, United States Commodity Funds LLC (2005-Present).	1	0

Director of the Adviser (1995-Present); Managing Director of the Adviser (1999-Present); Director Wainwright Holdings, Inc. (2004-Present); Management Director, United States Commodity Funds LLC (2005-Present); Treasurer, United States Commodity Funds LLC (2005-2012).	1	0

Director of the Adviser, (1995-Present); Chief Compliance Officer of the Adviser (2008-Present); Compliance Officer of the Adviser (2000-2007); Director, Wainwright Holdings, Inc. (2004-Present); Director, Lyons Gate Reinsurance Company Ltd. (2004-2009); Management Director and Secretary, United States Commodity Funds LLC (2005-Present); Chief Compliance Officer and Chief Financial Officer, United States Commodity Funds LLC (2006-Present); Treasurer, United States Commodity Funds LLC (2012-Present); tax and financial consultant in private practice (1995-Present).

	N/A	N/A

Senior Vice President and Director of Fund Administration, ALPS Fund Services, Inc.[6] (2004-Present); Chief Financial Officer, Arbitrage Funds (Aug. 2011-Present).	N/A	N/A

General Counsel of the Adviser (2010-Present); General Counsel of United States Commodity Funds LLC and affiliated funds (2010-Present); Assistant Secretary, United States Commodity Funds LLC (2012-Present); Of Counsel, Dykema Gossett, PLLC (law firm) (2010); Vice President and Associate General Counsel – Genworth Financial, Inc. (2001-2009).

	N/A	N/A

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

[5]	Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions with Ameristock Corporation, the investment adviser to the Fund.
[6]

ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and an affiliated person of ALPS xDistributors, Inc., the Distributor of the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203.

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SCHEDULE OF INVESTMENTS

JUNE 30, 2012

Industry		Company	Symbol	Shares	Market Value

Common Stocks	96.86%

Capital Markets	3.18%	State Street Corp.	STT	141,000	$6,294,240

Commercial Banks	3.21%	PNC Financial Services Group Inc.	PNC	104,000	6,355,440

Communications Equipment	2.87%	Cisco Systems Inc.	CSCO	331,000	5,683,270

Computers & Peripherals	5.22%	Dell Inc.(a)	DELL	387,000	4,845,240
		Hewlett-Packard Co.	HPQ	273,000	5,490,030

Diversified Financial Services	4.70%	CitiGroup Inc.	C	158,400	4,341,744
		JPMorgan Chase & Co.	JPM	139,000	4,966,470

Electrical Utilities	6.01%	Edison International	EIX	134,000	6,190,800
		PPL Corp.	PPL	205,000	5,701,050

Electronic Equipment Instruments & Components	2.61%	Corning Inc.	GLW	400,000	5,172,000

Energy Equipment & Services	2.46%	Schlumberger Ltd.	SLB	75,000	4,868,250

Health Care Providers & Services	5.93%	CIGNA Corp.	CI	127,000	5,588,000
		UnitedHealth Group Inc.	UNH	105,000	6,142,500

Household Products
	3.21%	Colgate-Palmolive Co.	CL	61,000	6,350,100

Industrial Conglomerates
	3.51%	General Electric Co.	GE	333,000	6,939,720

Insurance
	11.75%	ACE Ltd.	ACE	88,000	6,523,440
		Aon PLC	AON	132,000	6,174,960
		Loews Corp.	L	151,000	6,177,410
		MetLife Inc.	MET	142,000	4,380,700

The accompanying notes are an integral part of the financial statements
10	Annual Report June 30, 2012

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012

Industry		Company	Symbol	Shares	Market Value

IT Services	3.36%	International Business Machines Corp.	IBM	34,000	$6,649,720

Leisure Equipment & Products	2.97%	Mattel Inc.	MAT	181,000	5,871,640

Media	3.21%	Time Warner Inc.	TWX	165,000	6,352,500

Multi-Utilities	3.31%	Sempra Energy	SRE	95,000	6,543,600

Oil Gas & Consumable Fuels	5.56%	ConocoPhillips	COP	85,000	4,749,800
		Exxon Mobil Corp.	XOM	73,000	6,246,610

Pharmaceuticals	2.93%	Johnson & Johnson	JNJ	86,000	5,810,160

Semiconductor Equipment	2.89%	Applied Materials Inc.	AMAT	500,000	5,730,000

Semiconductors	5.99%	Intel Corp.	INTC	232,000	6,182,800
		NVIDIA Corp.(a)	NVDA	411,000	5,680,020

Software	6.05%	Microsoft Corp.	MSFT	206,000	6,301,540
		Oracle Corp.	ORCL	191,000	5,672,700

Specialty Retail	5.93%	LVMH Moet Hennessy Louis Vuitton SA	MC FP	38,000	5,763,478
		TJX Cos. Inc.	TJX	139,000	5,967,270
Total Common Stocks	96.86%	(Cost $176,849,560)			$191,707,202
Total Investments	96.86%	(Cost $176,849,560)			$191,707,202
Other Assets in Excess of Liabilities	3.14%				6,221,651
Net Assets	100.00%	Equivalent to $37.44 per share on 5,286,613 shares of Capital Stock Outstanding			$197,928,853

(a) Non-Income Producing Security

The accompanying notes are an integral part of the financial statements
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STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012

Assets:
Investment Securities at Market Value (cost - see below)	$191,707,202
Cash	3,051,522
Accounts Receivable
Fund Shares Sold	3,304,264
Dividends	310,505

Total Assets	198,373,493

Liabilities:
Accounts Payable
Fund Shares Redeemed	300,675
Accrued Management Fee	135,990
Accrued Directors’ Fees	7,975

Total Liabilities	444,640

Net Assets	$197,928,853

Net Assets Consist of:
Capital Paid In	$216,410,441
Accumulated Undistributed Net Investment Income	1,539,797
Accumulated Net Realized Loss on Investments	(34,879,027)
Net Unrealized Appreciation on Investments Based on Identified Cost	14,857,642

Net Assets	$197,928,853

Net Asset Value Per Share
Net Assets	$197,928,853
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	5,286,613
Net Asset Value	$37.44
Redemption Price per Share	$37.44

Cost of Investments	$176,849,560

The accompanying notes are an integral part of the financial statements
12	Annual Report June 30, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

Investment Income:
Dividends(net of foreign withholding tax $27,049)	$4,432,445

Total Investment Income	4,432,445

Expenses:
Management Fee (Note 3)	1,747,462
Directors Fees (Note 4)	84,001

Total Expenses	1,831,463

Net Investment Income	2,600,982

Realized and Unrealized Gain/Loss on Investments
Net Realized Gain on Investments	6,788,763
Net Change in Unrealized Appreciation on Investments and Foreign Currency	(5,765,944)

Net Realized and Unrealized Gain on Investments	1,022,819

Net Increase in Net Assets from Operations	$3,623,801

The accompanying notes are an integral part of the financial statements
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STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
From Operations:
Net Investment Income	$2,600,982	$3,032,321
Net Realized Gain on Investments	6,788,763	6,399,608
Net Change in Unrealized Appreciation/ Depreciation on Investments and Foreign Currency	(5,765,944)	38,640,044

	3,623,801	48,071,973

Distributions to Shareholders:
Net Investment Income	(2,500,343)	(3,150,482)

	(2,500,343)	(3,150,482)

Share Transactions:
Shares Sold	28,507,859	14,508,838
Shares Issued as Reinvestment of Dividends and Distributions	2,460,812	3,093,313
Cost of Shares Redeemed	(45,635,850)	(37,758,881)

	(14,667,179)	(20,156,730)

Net Increase/Decrease in Net Assets	(13,543,721)	24,764,761

Net Assets:
Beginning of Year	211,472,574	186,707,813

End of Year*	$197,928,853	$211,472,574

*Includes Accumulated Undistributed Net Investment Income of:	$1,539,797	$1,439,158

The accompanying notes are an integral part of the financial statements
14	Annual Report June 30, 2012

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value - Beginning of Year	$37.28	$29.75	$26.73	$36.28	$46.36
Net Investment Income(a)	0.47	0.51	0.40	0.50	1.03
Net Gains/Losses on Securities - Realized and Unrealized	0.13	7.56	2.93	(7.74)	(9.10)
Total From Investment Operations	0.60	8.07	3.33	(7.24)	(8.07)

Dividend Distribution
Net Investment Income	(0.44)	(0.54)	(0.31)	(1.82)	(0.50)
Capital Gains	–	–	–	(0.49)	(1.51)
Total Distributions	(0.44)	(0.54)	(0.31)	(2.31)	(2.01)
Net Asset Value at End of Year	$37.44	$37.28	$29.75	$26.73	$36.28

Total Return	1.66%	27.31%	12.38%	(19.59)%	(18.03)%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$197.93	$211.47	$186.71	$185.24	$303.33
Ratio of Expenses to Average Net Assets	0.92%	0.91%	0.91%	0.91%	0.83%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.49%	1.27%	1.75%	2.42%
Portfolio Turnover Rate(b)	24%	90%	51%	30%	14%

(a)	Based on Average Shares Outstanding.
(b)

A portfolio turnover rate is, in general, the percentage of taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2012 were $47,226,681 and $63,810,600, respectively.

The accompanying notes are an integral part of the financial statements
1-800-394-5064 ¢ www.ameristock.com	15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“40 Act”), as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund pursues its investment objective principally by investing in common stocks, focusing on large capitalization companies headquartered in the United States. The Fund may also invest in foreign securities. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be/is used. If there were no sales on that exchange, the last quoted sale on the other exchange will be/is used.

For securities that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then

16	Annual Report June 30, 2012

quotations will be obtained from broker/dealers and the securities will be valued at the mean of provided prices.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

1-800-394-5064 ¢ www.ameristock.com	17

The following is a summary of the investments in the fair value hierarchy as of June 30, 2012:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$191,707,202	$–	$–	$191,707,202

Total	$191,707,202	$–	$–	$191,707,202

* For detailed descriptions of industries, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the year ended June 30, 2012, the Fund did not have any transfers between Level 1, Level 2, and Level 3 securities.

INCOME

Dividend income is recorded on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, annually so that it will not be subject to excise tax on undistributed income and gains. Therefore no federal income tax provision is required.

As of and during the fiscal year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009.

FOREIGN SECURITIES

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers

18	Annual Report June 30, 2012

and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders’ distributions be reclassified to paid-in-capital or gains/losses.

3. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, non-interested directors fees and extraordinary expenses. The Adviser earned management fees of $1,747,462 from the Fund for the year ended June 30, 2012.

4. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2012 constituted 84.30% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2012, Charles Schwab & Co. for the benefit of its customers, owned of record in aggregate more than 60.84% of the Ameristock Mutual Fund, Inc.

The officers of the Fund and the directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Each of the directors who is not an “interested person” of the Fund as defined by the Investment Company Act of 1940 is paid $28,000 per year, payable quarterly, and is reimbursed for the expenses of attending meetings.

1-800-394-5064 ¢ www.ameristock.com	19

5. CAPITAL STOCK AND DISTRIBUTION

At June 30, 2012, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $216,410,441 for the Ameristock Mutual Fund, Inc.

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

Shares Sold	797,774	418,830
Shares Issued in Reinvestment of Dividends and Distributions	69,182	91,140

Total	866,956	509,970
Shares Redeemed	(1,253,632)	(1,113,161)

Net Decrease in Shares	(386,676)	(603,191)

Shares Outstanding - Beginning of Year	5,673,289	6,276,480

Shares Outstanding - End of Year	5,286,613	5,673,289

6. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(TAX BASIS) As of June 30, 2012

Gross Appreciation (excess of value over tax cost)	$30,070,792
Gross Depreciation (excess of tax cost over value)	(15,213,150)

Net Unrealized Appreciation	$14,857,642

Cost of Investments for Income Tax Purposes	$176,849,560

7. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2012.

	For the Year Ended June 30,
	2012	2011

Distributions Paid From:
Ordinary Income	$2,500,343	$3,150,482
Long-Term Capital Gain	–	–

Total	$2,500,343	$3,150,482

At June 30, 2012, there were no permanent differences in book and tax accounting to be reclassified.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$1,539,797
Accumulated Net Realized Loss on Investments	(34,879,027)
Net Unrealized Appreciation	14,857,642

Total	$(18,481,588)

20	Annual Report June 30, 2012

As of June 30, 2012 the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

CAPITAL LOSSES:

Expiring 6/30/2017	Expiring 6/30/2018
$1,118,580	$33,760,447

Capital loss carryovers utilized during the period ended June 30, 2012, were $6,289,917.

8. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the BBH CMS are accounted for on a cost basis, which approximates market value.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

1-800-394-5064 ¢ www.ameristock.com	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Ameristock Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameristock Mutual Fund, Inc. (the “Fund”) as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years identified prior to June 30, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc. as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

August 24, 2012

22	Annual Report June 30, 2012

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee by writing the Commission’s public reference room. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. (The uniform resource locator (URL) referred above is an inactive textual reference only and is not intended to incorporate the SEC website into this document.)

SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Fund is being provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2011.

During the year ended June 30, 2012, 100.00% of the dividends paid by the Fund from ordinary income qualify for the corporate dividends received deduction. Also during the year ended June 30, 2012, 100.00% of the dividends paid by the Fund from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended June 30, 2012, the Fund paid the following distributions per share on December 9, 2011:

Ordinary Income Dividends	$0.437089

1-800-394-5064 ¢ www.ameristock.com	23

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting on June 4, 2012, the Board of Directors of the Fund, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), unanimously re-approved the Management Agreement (the “Agreement”) between the Fund and Ameristock Corporation (the “Adviser”).

Prior to the Board meeting, the Directors were provided with written guidance from experienced counsel for the Fund and Adviser summarizing the factors and types of information that the Directors should consider in reviewing and deciding whether to re-approve the Agreement. The Directors also were provided prior to the meeting with various reports and other information pertinent to their review of the Agreement, including certain information specifically requested by the Directors and provided by the Adviser. In addition, at their meetings throughout the year, the Directors review information on an ongoing basis regarding the Fund and the services furnished by the Adviser under the Agreement.

Prior to voting at the meeting, the Directors reviewed with counsel for the Fund and Adviser and separate counsel for the Independent Directors, the reports and other information received from the Adviser and the materials from counsel discussing the legal standards applicable to the Directors’ consideration of the Agreement. The Directors compared the Fund’s investment performance and the management fee and other expenses incurred by the Fund with the performance and expenses of certain other funds that employ a value or blend investment strategy and invest primarily in large capitalization companies and its investment performance with the performance of various securities indices. The Independent Directors also discussed the re-approval of the Agreement in a private session with their separate counsel. Based on their evaluation of all material factors, including those described below, the Directors determined to continue the Agreement until June 30, 2013. In voting to re-approve the Agreement, the Directors did not identify any one factor, piece of information or written document as all-important or controlling, and each Director attributed different weights to different factors.

With respect to the nature, extent and quality of the services provided by the Adviser, the Independent Directors considered, among other things, that the Fund continued to be managed in a conservative fashion with a long term view. The Independent Directors noted that the Fund’s investment performance over the one-, five- and fifteen-year periods ended March 31, 2012 had exceeded that of the S&P 500 Value Index (including its predecessor), while the Fund’s performance over the three- and ten-year periods ended March 31, 2012 had trailed that index. The Fund’s performance also exceeded that of the full S&P 500 Index for the one- and fifteen-year periods and trailed that index for the three-, five- and ten- year periods ended March 31, 2012. With respect to a peer group of funds with a three-year history in the Morningstar large cap value and large cap blend categories, the Fund outperformed the median fund for the one-, three-, five- and fifteen-year periods ended December 31, 2011, and underperformed the median fund for the ten-year period ended December 31, 2011. The Independent Directors considered further the non-advisory services provided by the Adviser, including its management of the Fund’s compliance program and its oversight of the Fund’s other service providers. It was noted that neither the Fund nor the Adviser had had any material compliance issues over the life of the Fund, that the Adviser had devoted significant resources to compliance, and that the Adviser was being

24	Annual Report June 30, 2012

assisted by an experienced third party service provider in the administration of the Fund. The Independent Directors considered the financial condition of the Adviser and the other business activities of the Adviser and its personnel. Based on this and other information, the Independent Directors concluded that the nature, extent and quality of the services provided by the Adviser, including the terms of the Management Agreement, were adequate.

As to the management fee charged by the Adviser, the Independent Directors observed that the Fund employed a unitary fee arrangement, whereby the Adviser paid substantially all of the ordinary operating expenses of the Fund. As a result, in evaluating the management fee, it was appropriate to compare the total expense ratio of the Fund with those of other similar funds. In this regard, it was noted that the Fund’s total expense ratio was below the median for actively managed, no-load, non-institutional funds with a three-year history in the Morningstar large cap value and large cap blend categories with assets below $500 million. The Independent Directors concluded that the Fund’s management fee was reasonable in relation to the services provided.

As to the profits realized by the Adviser from its relationship with the Fund, the Independent Directors considered, among other financial information, the modified profit and loss analysis for the past year that was provided by the Adviser. The Independent Directors noted that the Adviser’s profitability had remained near break-even (on a modified basis) due in large part to the relatively low level of Fund assets. The Independent Directors acknowledged the inherent limitations of profitability analyses, including the incomplete or dissimilar data available and the uncertainty of the various allocations and other assumptions necessary. Based on the information provided, the Independent Directors concluded that the profitability of the Adviser from its relationship with the Fund did not appear excessive. In addition, it did not appear that the Adviser received any significant benefit from the Fund other than its management fee.

With respect to whether economies of scale would be realized by the Fund as it grows, it was noted that the management fee paid by the Fund to the Adviser is reduced from 1.00% to 0.75% on the portion of Fund assets exceeding $100 million and that the Fund’s assets had not increased significantly in the past year. The Independent Directors concluded that the “breakpoint” in the management fee represented an appropriate sharing of any economies of scale in the management of the Fund at current and potential asset levels within the next year, and that additional economies of scale had not been realized.

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Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, Ohio 44145-1524

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2012 is also available without a charge (i) through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

Item 2 - Code of Ethics

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)

Audit Fees: The aggregate fees billed to the registrant* for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $17,500 for the fiscal year ended June 30, 2012 and $17,500 for the fiscal year ended June 30, 2011.

(b)	Audit-Related Fees: The aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011. The aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011.

(c)	Tax Fees: For the registrant’s fiscal years ended June 30, 2012 and June 30, 2011, aggregate fees of $2,500 and $2,500, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended June 30, 2012 and June 30, 2011, aggregate fees of $0 and $0, respectively, were billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for professional

*

Pursuant to the management agreement between the registrant and its investment adviser, the investment adviser pays most of the expenses of the registrant, including the audit and other fees noted as “billed to the registrant” under this Item 4.

services rendered by the principal accountant for tax services and that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)	All other Fees: The aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011. The aggregate fees billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for services that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, other than the services reported in paragraph (b) and (c) were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	The aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011. The aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011.

(h)	Not applicable

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 – Schedule of Investments

Schedule of Investments as of June 30, 2012, is included as part of the report to shareholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on his evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	The registrant’s Code of Ethics is attached hereto as Exhibit 12(a)(1).

(a)(2)	The certification required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as Exhibit.99.12.A.2.

(a)(3)	Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as Exhibit 99.12.B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Treasurer
(Principal Executive Officer)

Date:	August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Treasurer
(Principal Executive Officer)

Date:	August 31, 2012

By:	/s/ Howard Mah
Howard Mah
Principal Financial Officer

Date:	August 31, 2012